FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04986

Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 7/31/11

Item 1. Schedule of Investments.

Franklin Adjustable U.S. Government Securities Fund		Principal Amount		Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $36,637) 0.0%[†]				
[a]Travelers Mortgage Services Inc., 1998-5A, A, FRN, 2.529%, 12/25/18	$	36,018	$	35,898
Mortgage-Backed Securities 97.7%				
[a]**Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 25.7%**				
FHLMC, 2.027%, 4/01/36		15,466,245		16,205,267
FHLMC, 2.153%, 4/01/35		20,271,514		21,171,962
FHLMC, 0.987% - 2.415%, 9/01/15 - 6/01/36		23,979,887		24,919,275
FHLMC, 2.471%, 12/01/35		21,773,752		22,962,383
FHLMC, 2.415% - 2.48%, 3/01/18 - 5/01/37		25,418,225		26,600,675
FHLMC, 2.495%, 9/01/35		23,662,302		24,627,951
FHLMC, 2.481% - 2.495%, 11/01/23 - 5/01/36		14,268,401		14,954,039
FHLMC, 2.495% - 2.50%, 4/01/23 - 5/01/36		19,557,663		20,685,186
FHLMC, 2.511%, 11/01/35		17,468,090		18,351,570
FHLMC, 2.512%, 10/01/35		24,075,291		25,079,386
FHLMC, 2.516%, 6/01/35		13,293,090		13,966,045
FHLMC, 2.50% - 2.54%, 4/01/18 - 11/01/36		23,750,486		24,947,517
FHLMC, 2.54% - 2.566%, 2/01/24 - 1/01/36		23,364,382		24,505,484
FHLMC, 2.575%, 2/01/36		13,517,253		14,194,561
FHLMC, 2.567% - 2.602%, 5/01/18 - 1/01/38		25,443,901		26,603,012
FHLMC, 2.602% - 2.62%, 8/01/18 - 10/01/36		21,683,047		22,686,011
FHLMC, 2.62% - 2.682%, 7/01/20 - 3/01/37		23,909,355		25,182,833
FHLMC, 2.684% - 2.732%, 8/01/18 - 6/01/37		20,533,369		21,557,351
FHLMC, 2.762%, 9/01/37		28,093,594		29,706,675
FHLMC, 2.735% - 2.825%, 7/01/18 - 3/01/37		22,927,565		24,080,275
FHLMC, 2.826% - 2.961%, 3/01/18 - 6/01/38		24,989,861		26,298,390
FHLMC, 3.082%, 1/01/37		23,858,276		25,195,797
FHLMC, 2.966% - 3.085%, 11/01/17 - 6/01/38		25,020,350		26,350,677
FHLMC, 3.281%, 11/01/37		24,776,792		26,269,040
FHLMC, 3.086% - 3.703%, 6/01/19 - 9/01/37		25,067,531		26,331,252
FHLMC, 4.635%, 11/01/36		20,928,597		22,049,354
FHLMC, 4.719%, 11/01/37		12,232,267		12,852,362
FHLMC, 3.757% - 4.875%, 9/01/17 - 7/01/38		24,825,865		26,101,708
FHLMC, 5.107%, 11/01/36		12,260,137		12,967,804
FHLMC, 4.876% - 5.545%, 11/01/30 - 8/01/38		21,992,697		23,217,719
FHLMC, 5.552% - 7.517%, 5/01/15 - 9/01/37		15,086,256		15,952,412
				686,573,973
[a]**Federal National Mortgage Association (FNMA) Adjustable Rate 71.1%**				
FNMA, 1.351% - 1.859%, 12/01/15 - 10/01/44		23,448,607		23,943,569
FNMA, 1.862%, 1/01/35		13,589,249		14,135,922
FNMA, 1.861% - 1.937%, 7/01/14 - 7/01/36		24,940,482		25,712,372
FNMA, 1.973%, 12/01/34		30,413,205		31,746,221
FNMA, 2.017%, 3/01/35		15,119,697		15,826,979
FNMA, 1.938% - 2.02%, 6/01/14 - 6/01/37		24,280,274		25,302,105
FNMA, 2.048%, 5/01/35		14,428,865		15,147,273
FNMA, 2.076%, 1/01/36		17,712,335		18,548,544
FNMA, 2.021% - 2.11%, 4/01/19 - 4/01/36		24,394,950		25,524,533
FNMA, 2.111% - 2.138%, 9/01/24 - 4/01/36		18,154,963		18,825,750
FNMA, 2.151%, 7/01/35		12,906,617		13,382,098
FNMA, 2.139% - 2.165%, 6/01/24 - 5/01/36		25,319,202		26,536,180
FNMA, 2.175% - 2.199%, 1/01/33 - 3/01/36		22,566,585		23,453,220
FNMA, 2.20% - 2.264%, 8/01/14 - 1/01/37		25,261,497		26,312,508
FNMA, 2.265% - 2.301%, 11/01/17 - 2/01/36		25,332,694		26,420,217
FNMA, 2.302% - 2.323%, 11/01/19 - 6/01/36		25,372,055		26,551,505
FNMA, 2.323% - 2.345%, 12/01/20 - 3/01/36		25,444,425		26,603,264
FNMA, 2.357%, 2/01/36		24,844,775		25,949,235
FNMA, 2.347% - 2.358%, 6/01/19 - 11/01/35		23,897,092		25,071,087
FNMA, 2.365%, 11/01/35		11,779,737		12,327,600
FNMA, 2.358% - 2.375%, 5/01/25 - 11/01/35		22,863,049		23,968,242
FNMA, 2.384%, 8/01/36		13,129,692		13,711,952
FNMA, 2.375% - 2.386%, 11/01/20 - 6/01/36		18,978,685		19,878,158

Quarterly Statement of Investments | See Notes to Statements of Investments.

tRounds to less than 0.1% of net assets.
a The coupon rate shown represents the rate at period end.
b A portion or all of the security purchased on a delayed delivery basis.
cNon-income producing.
dThe Institutional Fiduciary Trust Money Market Portfolio is managed by the Fund's investment manager.

ABBREVIATIONS
Selected Portfolio

FRN - Floating Rate Note
SF - Single Family

Franklin Balanced Fund	Country	Shares	Value
Common Stocks 48.0%			
Consumer Discretionary 3.0%			
NIKE Inc., B	United States	30,000	$ 2,704,500
Target Corp.	United States	125,000	6,436,250
			9,140,750
Consumer Staples 4.1%			
Diageo PLC, ADR	United Kingdom	20,000	1,624,800
Kellogg Co.	United States	60,000	3,346,800
PepsiCo Inc.	United States	70,000	4,482,800
The Procter & Gamble Co.	United States	50,000	3,074,500
			12,528,900
Energy 7.2%			
Baker Hughes Inc.	United States	40,000	3,095,200
BP PLC, ADR	United Kingdom	75,000	3,408,000
ConocoPhillips	United States	50,000	3,599,500
Exxon Mobil Corp.	United States	57,745	4,607,473
Royal Dutch Shell PLC, A, ADR	Netherlands	65,000	4,781,400
Schlumberger Ltd.	United States	30,000	2,711,100
			22,202,673
Financials 5.8%			
Aflac Inc.	United States	50,000	2,303,000
Bank of America Corp.	United States	72,000	699,120
The Charles Schwab Corp.	United States	175,000	2,612,750
[a]CIT Group Inc.	United States	105,000	4,172,700
JPMorgan Chase & Co.	United States	80,000	3,236,000
QBE Insurance Group Ltd.	Australia	150,000	2,703,294
Wells Fargo & Co.	United States	80,000	2,235,200
			17,962,064
Health Care 3.9%			
Abbott Laboratories	United States	45,000	2,309,400
Baxter International Inc.	United States	40,000	2,326,800
Johnson & Johnson	United States	55,000	3,563,450
Merck & Co. Inc.	United States	113,651	3,878,909
			12,078,559
Industrials 6.1%			
3M Co.	United States	20,000	1,742,800
The Boeing Co.	United States	42,500	2,994,975
Caterpillar Inc.	United States	30,000	2,963,700
FedEx Corp.	United States	35,000	3,040,800
General Dynamics Corp.	United States	50,000	3,407,000
General Electric Co.	United States	160,000	2,865,600
United Technologies Corp.	United States	20,000	1,656,800
			18,671,675
Information Technology 7.4%			
Cisco Systems Inc.	United States	150,000	2,395,500
[a]First Solar Inc.	United States	20,000	2,364,600
[a]Google Inc., A	United States	5,000	3,018,450
Intel Corp.	United States	175,000	3,907,750
International Business Machines Corp.	United States	15,000	2,727,750
Microsoft Corp.	United States	110,000	3,014,000
QUALCOMM Inc.	United States	21,800	1,194,204
Texas Instruments Inc.	United States	60,000	1,785,000
Xerox Corp.	United States	250,000	2,332,500
			22,739,754
Materials 2.0%			
E. I. du Pont de Nemours and Co.	United States	60,000	3,085,200

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2011 (unaudited) *(continued)*

	Country		Shares / Principal Amount	Value
[a]Freddie Mac, 8.375%, pfd., Z	United States		30,200	87,580
GMAC Capital Trust I, 8.125%, pfd.	United States		120,000	3,074,400
Total Preferred Stocks (Cost $5,847,400)				4,266,070
			Principal Amount	
Corporate Bonds 31.0%				
Consumer Discretionary 2.4%				
[c]CCO Holdings LLC/CCO Holdings Capital Corp., senior note, 144A, 7.00%, 1/15/19	United States	$	3,000,000	3,127,500
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 4.60%, 2/15/21	United States		1,000,000	1,042,885
[c]Myriad International Holding BV, senior note, 144A, 6.375%, 7/28/17	South Africa		500,000	542,139
Time Warner Inc., 6.10%, 7/15/40	United States		1,000,000	1,061,807
[c]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Cayman Islands		1,500,000	1,511,250
				7,285,581
Consumer Staples 2.8%				
Altria Group Inc., senior note, 9.70%, 11/10/18	United States		1,000,000	1,350,120
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States		3,000,000	3,191,139
Corn Products International Inc., senior note, 4.625%, 11/01/20	United States		1,500,000	1,569,054
[c]Sigma Alimentos SA, senior note, 144A, 5.625%, 4/14/18	Mexico		2,500,000	2,593,037
				8,703,350
Energy 5.2%				
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States		500,000	656,687
[c]Arch Coal Inc., senior note, 144A, 7.25%, 6/15/21	United States		800,000	844,000
Chesapeake Energy Corp., senior note, 7.25%, 12/15/18	United States		1,000,000	1,115,000
[c]CNPC HK Overseas Capital Ltd., senior note, 144A, 5.95%, 4/28/41	China		2,000,000	2,131,200
[c]ENI SpA, senior note, 144A, 4.15%, 10/01/20	Italy		2,000,000	1,922,662
Ensco PLC, senior note, 4.70%, 3/15/21	United Kingdom		3,000,000	3,136,605
Kinder Morgan Energy Partners LP, senior note, 3.50%, 3/01/16	United States		2,000,000	2,099,690
[c]Petroplus Finance Ltd., senior note, 144A, 7.00%, 5/01/17	Switzerland		1,250,000	1,168,750
[c]SandRidge Energy Inc., senior note, 144A, 7.50%, 3/15/21	United States		2,200,000	2,312,750
Valero Energy Corp., senior note, 10.50%, 3/15/39	United States		500,000	745,948
				16,133,292
Financials 12.1%				
[c]Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil		2,000,000	2,033,700
Bank of America Corp.,				
4.50%, 4/01/15	United States		1,000,000	1,046,829
[d]pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States		725,000	747,591
Capital One Capital VI, pfd., junior sub. bond, 8.875%, 5/15/40	United States		500,000	525,325
[c]CIT Group Inc.,				
secured bond, 144A, 7.00%, 5/04/15	United States		2,400,000	2,409,000
secured note, 144A, 6.625%, 4/01/18	United States		700,000	742,000
Citigroup Inc., 4.75%, 5/19/15	United States		1,000,000	1,074,361
Digital Realty Trust LP, 5.875%, 2/01/20	United States		800,000	862,712
Duke Realty LP, senior note, 6.50%, 1/15/18	United States		585,000	660,213
General Electric Capital Corp., sub. note, 5.30%, 2/11/21	United States		1,200,000	1,282,013
The Goldman Sachs Group Inc.,				
senior bond, 5.375%, 3/15/20	United States		500,000	519,601
senior note, 7.50%, 2/15/19	United States		700,000	828,339
Healthcare Realty Trust Inc., senior note, 5.75%, 1/15/21	United States		2,000,000	2,102,126
[c]HSBC Finance Corp., senior sub. bond, 144A, 6.676%, 1/15/21	United States		2,000,000	2,122,570
International Lease Finance Corp.,				
senior note, 8.625%, 9/15/15	United States		700,000	774,375
[c]senior secured note, 144A, 7.125%, 9/01/18	United States		800,000	856,000
iStar Financial Inc., senior note, 8.625%, 6/01/13	United States		900,000	918,000
JPMorgan Chase & Co.,				
[e]FRN, 1.053%, 1/24/14	United States		1,000,000	999,136
[d]junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States		1,440,000	1,548,779
[c]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States		1,600,000	1,726,608
[c]Lloyds TSB Bank PLC, senior note, 144A, 5.80%, 1/13/20	United Kingdom		1,000,000	1,012,975
Moody's Corp., senior note, 5.50%, 9/01/20	United States		1,000,000	1,053,011
Morgan Stanley, senior note, 5.50%, 1/26/20	United States		1,500,000	1,558,345
PNC Funding Corp., sub. note, 5.625%, 2/01/17	United States		700,000	779,499
Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19	United Kingdom		600,000	625,725
Senior Housing Properties Trust, senior note, 4.30%, 1/15/16	United States		2,000,000	2,052,498
SVB Financial Group, senior note, 5.375%, 9/15/20	United States		1,500,000	1,549,351

tRounds to less than 0.1% of net assets.
'The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
b A portion or all of the security purchased on a when-issued or delayed delivery basis.
C Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2011, the aggregate value of these securities was $58,403,937, representing 19.00% of net assets.
d Perpetual security with no stated maturity date.
e The coupon rate shown represents the rate at period end.
fThe Institutional Fiduciary Trust Money Market Portfolio is managed by the Fund's investment manager.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
AGMC - Assured Guaranty Municipal Corp.
FICO - Financing Corp.
FRN - Floating Rate Note
GO - General Obligation
NATL - National Public Financial Guarantee Corp.

Franklin Convertible Securities Fund		Shares		Value
Convertible Preferred Stocks 28.1%				
Consumer Discretionary 5.3%				
General Motors Co., 4.75%, cvt. pfd., B		488,300	$	22,564,343
Goodyear Tire & Rubber Co., 5.875%, cvt. pfd.		498,000		26,882,040
[a]Motors Liquidation Co., 1.50%, cvt. pfd., D		376,200		233,244
Retail Ventures Inc., 6.625%, cvt. pfd.		250,000		19,475,000
				69,154,627
Energy 6.4%				
Apache Corp., 6.00%, cvt. pfd.		350,900		22,857,626
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A		18,500		25,989,725
[b]SandRidge Energy Inc., 7.00%, cvt. pfd., 144A		200,000		34,500,000
				83,347,351
Financials 6.1%				
Affiliated Managers Group Inc., 5.10%, cvt. pfd.		350,000		16,843,750
Citigroup Inc., 7.50%, cvt. pfd.		200,000		22,430,000
[a]Fannie Mae, 5.375%, cvt. pfd.		140		1,133,999
Hartford Financial Services Group Inc., 7.25%, cvt. pfd.		580,000		13,804,000
MetLife Inc., 5.00%, cvt. pfd.		334,000		26,031,960
				80,243,709
Health Care 1.1%				
Tenet Healthcare Corp., 7.00%, cvt. pfd.		15,000		14,362,500
Industrials 4.0%				
Nielsen Holdings B.V., 6.25%, cvt. pfd.		180,000		10,698,750
Stanley Black & Decker Inc., 4.75%, cvt. pfd.		200,000		22,558,000
[b]Swift Transportation Co., 6.00%, cvt. pfd., 144A		1,600,000		18,681,920
				51,938,670
Materials 1.6%				
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd. (South Africa)		440,000		21,744,800
Utilities 3.6%				
Great Plains Energy Inc., 12.00%, cvt. pfd.		388,200		24,980,631
PPL Corp., 8.75%, cvt. pfd.		150,000		8,046,000
PPL Corp., 9.50%, cvt. pfd.		250,000		14,022,500
				47,049,131
Total Convertible Preferred Stocks (Cost $342,198,848)				367,840,788
		Principal Amount		
Convertible Bonds 69.1%				
Consumer Discretionary 10.0%				
Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22	$	16,000,000		16,160,000
BorgWarner Inc., cvt., senior note, 3.50%, 4/15/12		6,750,000		16,470,000
Coinstar Inc., cvt., senior note, 4.00%, 9/01/14		17,000,000		23,991,250
[b]Iconix Brand Group Inc., cvt., senior sub. note, 144A, 2.50%, 6/01/16		18,500,000		19,227,975
International Game Technology, cvt., senior note, 3.25%, 5/01/14		21,200,000		25,943,500
Liberty Media Corp., cvt., senior deb., B, 3.25%, 3/15/31		10,000,000		8,650,000
MGM Resorts International, cvt., senior note, 4.25%, 4/15/15		18,000,000		20,497,500
				130,940,225
Energy 2.9%				
Helix Energy Solutions Group, cvt., senior note, 3.25%, 12/15/25		10,000,000		10,125,000
[b]James River Coal Co., cvt., senior note, 144A, 3.125%, 3/15/18		12,500,000		12,250,000
Peabody Energy Corp., cvt., junior sub. bond, 4.75%, 12/15/66		12,500,000		15,328,125
				37,703,125
Financials 4.9%				
[b]Forest City Enterprises Inc., cvt., senior note, 144A, 4.25%, 8/15/18		22,500,000		23,456,250
[c]iStar Financial Inc., cvt., senior note, FRN, 0.746%, 10/01/12		11,000,000		10,099,100
Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14		3,600,000		5,742,000

Quarterly Statement of Investments | See Notes to Statements of Investments.

'The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2011, the aggregate value of these securities was $333,225,170, representing 25.45% of net assets.
C The coupon rate shown represents the rate at period end.
d See Note 6 regarding restricted securities.
e Defaulted security or security for which income has been deemed uncollectible.
fThe Institutional Fiduciary Trust Money Market Portfolio is managed by the Fund's investment manager.

ABBREVIATIONS
Selected Portfolio

FRN - Floating Rate Note

Quarterly Statement ofInvestments

I See Notes to Statements ofInvestments.

'The principal amount is stated in U.S. dollars unless otherwise indicated. a A portion or all of the security purchased on a when-issued or delayed delivery basis. b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31,2011, the aggregate value of these securities was $69,496,700, representing 5.55% of net assets.

C Non-income producing. dThe Institutional Fiduciary Trust Money Market Portfolio is managed by the Fund's investment manager.

ABBREVIATIONS Selected Portfolio

ADR - American Depositary Receipt

Quarterly Statement ofInvestments

I See Notes to Statements ofInvestments.

tRounds to less than 0.1% of net assets.
'The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.

Franklin Investors Securities Trust
Statement of Investments, July 31, 2011 (unaudited) (continued)
b Security has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2011, the aggregate value of these securities was $211,567, representing 0.01 % of net assets.
C The coupon rate shown represents the rate at period end.
d A portion or all of the security purchased on a delayed delivery basis.
e Defaulted security or security for which income has been deemed uncollectible.
f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees.
9The Institutional Fiduciary Trust Money Market Portfolio is managed by the Fund's investment manager.

ABBREVIATIONS

Selected Portfolio

DIP - Debtor-In-Possession
FRN - Floating Rate Note
RC - Revolving Loan Commitment

Quarterly Statement ofInvestments

I See Notes to Statements ofInvestments.

Citigroup Inc., senior note, 5.50%, 10/15/14	United States	1,500,000		1,637,263
Credit Suisse AG, 2.20%, 1/14/14	Switzerland	1,500,000		1,525,200
General Electric Capital Corp.,				
5.90%, 5/13/14	United States	500,000		560,860
senior note, 2.25%, 11/09/15	United States	2,000,000		2,012,560
The Goldman Sachs Group Inc.,				
5.125%, 1/15/15	United States	1,000,000		1,083,308
senior note, 3.625%, 8/01/12	United States	750,000		769,542
International Lease Finance Corp., senior note,				
5.875%, 5/01/13	United States	2,000,000		2,065,000
6.625%, 11/15/13	United States	1,500,000		1,567,500
R, 5.625%, 9/20/13	United States	1,500,000		1,535,625
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	2,000,000	EUR	2,008,697
JPMorgan Chase & Co.,				
2, 1.65%, 9/30/13	United States	1,000,000		1,010,217
[b]FRN, 1.053%, 1/24/14	United States	1,500,000		1,498,704
senior note, 4.65%, 6/01/14	United States	750,000		807,687
Morgan Stanley Dean Witter & Co., 5.30%, 3/01/13	United States	200,000		210,905
Morgan Stanley, senior note,				
3.45%, 11/02/15	United States	2,000,000		2,011,334
[b]FRN, 2.761%, 5/14/13	United States	750,000		764,872
[b]FRN, 0.546%, 1/09/14	United States	1,200,000		1,162,056
[b]FRN, 1.853%, 1/24/14	United States	1,000,000		999,630
PHH Corp., senior note, 7.125%, 3/01/13	United States	1,000,000		1,045,000
[a]Pricoa Global Funding I, 144A, 5.45%, 6/11/14	United States	500,000		552,847
[a]Stone Street Trust, senior note, 144A, 5.902%, 12/15/15	United States	2,000,000		2,124,162
				43,633,917
Energy 2.1%				
Anadarko Petroleum Corp., senior note, 5.75%, 6/15/14	United States	1,000,000		1,111,785
BP Capital Markets PLC, senior note, 3.625%, 5/08/14	United Kingdom	600,000		636,132
Chesapeake Energy Corp., senior note, 9.50%, 2/15/15	United States	700,000		826,000
[a]CNPC Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000		2,023,942
ConocoPhillips, 4.75%, 2/01/14	United States	100,000		109,514
Ensco PLC, senior note, 3.25%, 3/15/16	United Kingdom	2,000,000		2,071,120
[a]Gazprom, secured note, 144A, 7.51%, 7/31/13	Russia	100,000		110,113
Kinder Morgan Energy Partners LP, senior note, 3.50%, 3/01/16	United States	2,000,000		2,099,690
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	600,000		685,500
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	500,000		532,500
Valero Energy Corp., senior note, 6.875%, 4/15/12	United States	1,500,000		1,561,961
[a]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	1,000,000		1,082,181
				12,850,438
Food & Staples Retailing 0.5%				
Wal-Mart Stores Inc., 3.20%, 5/15/14	United States	500,000		531,812
[a]Wm. Wrigley Jr. Co., senior secured note, 144A, 3.05%, 6/28/13	United States	1,500,000		1,535,337
[a]Woolworths Ltd., senior note, 144A, 2.55%, 9/22/15	Australia	1,000,000		1,021,917
				3,089,066
Food, Beverage & Tobacco 0.9%				
Altria Group Inc., 7.75%, 2/06/14	United States	100,000		115,827
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000		2,127,426
Corn Products International Inc., senior note, 3.20%, 11/01/15	United States	1,500,000		1,561,363
Kraft Foods Inc., senior note, 2.625%, 5/08/13	United States	1,500,000		1,548,015
[a,b]Refresco Group BV, senior secured sub. bond, 144A, FRN, 5.42%, 5/15/18	Netherlands	200,000	EUR	290,165
				5,642,796
Health Care Equipment & Services 0.5%				
CareFusion Corp., senior note, 5.125%, 8/01/14	United States	750,000		825,982
Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	400,000		414,500
Express Scripts Inc., senior note, 5.25%, 6/15/12	United States	500,000		518,411
Medco Health Solutions Inc., senior note, 2.75%, 9/15/15	United States	1,500,000		1,537,885
				3,296,778
Insurance 0.2%				
Berkshire Hathaway Finance Corp., senior note, 4.00%, 4/15/12	United States	400,000		409,831
[a]Metropolitan Life Global Funding I,				
144A, 2.875%, 9/17/12	United States	500,000		510,952

tRounds to less than 0.1% of net assets.
'The principal amount is stated in U.S. dollars unless otherwise indicated.
a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July
31,2011, the aggregate value of these securities was $59,073,184, representing 9.62% of net assets.
bThe coupon rate shown represents the rate at period end.
C Perpetual security with no stated maturity date.
d Defaulted security or security for which income has been deemed uncollectible.
e A portion or all of the security purchased on a delayed delivery basis.
fThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
9 Principal amount is stated in 100 Mexican Peso Units.
h Principal amount is stated in 1,000 Brazilian Real Units.
i Redemption price at maturity is adjusted for inflation.

Euro	HSBC	Sell	6,000	8,341	10/17/11	-	(266)
Japanese Yen	DBAB	Sell	59,567,300	736,035	10/28/11	-	(38,920)
Euro	DBAB	Sell	1,051,000	1,440,711	10/31/11	-	(66,425)
Euro	DBAB	Sell	331,000	463,135	11/09/11	-	(11,409)
Japanese Yen	BZWS	Sell	55,436,000	685,834	11/10/11	-	(35,500)
Japanese Yen	UBSW	Sell	172,318,944	2,092,773	11/17/11	-	(149,655)
Euro	DBAB	Sell	332,718	444,428	11/28/11	-	(32,344)
Euro	BZWS	Sell	147,003	190,221	1/11/12	-	(20,188)
Euro	UBSW	Sell	373,000	482,821	1/11/12	-	(51,067)
Euro	BZWS	Sell	227,000	293,511	1/13/12	-	(31,385)
Philippine Peso	JPHQ	Buy	5,053,000	114,776	1/13/12	3,525	-
Philippine Peso	HSBC	Buy	810,000	18,416	1/17/12	542	-
Euro	DBAB	Sell	47,000	62,313	1/18/12	-	(4,948)
Euro	CITI	Sell	352,000	475,950	1/27/12	-	(27,673)
Indian Rupee	JPHQ	Buy	54,488,600	1,130,000	1/31/12	63,207	-
Chilean Peso	MSCO	Buy	1,072,076,000	2,150,000	2/02/12	139,141	-
Japanese Yen	DBAB	Sell	120,543,920	1,477,254	2/02/12	-	(93,078)
Chilean Peso	BZWS	Buy	315,400,000	640,016	2/13/12	32,588	-
Malaysian Ringgit	DBAB	Buy	462,000	149,515	2/17/12	3,925	-
Euro	DBAB	Sell	2,964,079	4,081,833	3/12/12	-	(154,389)
Euro	DBAB	Buy	1,914,211	2,694,635	3/12/12	41,130	-
Singapore Dollar	DBAB	Buy	429,000	336,294	3/19/12	20,582	-
Singapore Dollar	HSBC	Buy	490,000	384,025	3/19/12	23,596	-
Singapore Dollar	JPHQ	Buy	614,000	480,100	3/19/12	30,673	-
Chilean Peso	JPHQ	Buy	191,826,250	385,000	3/21/12	22,346	-
Singapore Dollar	DBAB	Buy	461,900	360,325	3/21/12	23,926	-
Singapore Dollar	HSBC	Buy	369,000	288,180	3/21/12	18,788	-
Euro	DBAB	Sell	2,524,505	3,518,402	3/29/12	-	(88,101)
Euro	DBAB	Sell	1,858,919	2,595,014	3/30/12	-	(60,571)
Indian Rupee	DBAB	Buy	1,355,000	28,922	4/11/12	478	-
Indian Rupee	DBAB	Buy	2,905,000	62,232	4/13/12	784	-
Chilean Peso	MSCO	Buy	33,100,000	67,242	4/16/12	2,838	-
Indian Rupee	JPHQ	Buy	1,951,000	41,688	4/16/12	617	-
Indian Rupee	JPHQ	Buy	1,915,000	40,675	4/18/12	838	-
Indian Rupee	DBAB	Buy	673,000	14,249	4/19/12	338	-
Indian Rupee	JPHQ	Buy	957,000	20,310	4/19/12	434	-
Chilean Peso	MSCO	Buy	29,660,000	59,919	4/20/12	2,849	-
Indian Rupee	DBAB	Buy	1,361,000	28,902	4/26/12	573	-
Chilean Peso	JPHQ	Buy	29,522,000	59,870	4/27/12	2,555	-
Indian Rupee	JPHQ	Buy	1,157,000	24,539	4/27/12	515	-
Chilean Peso	CITI	Buy	47,586,000	97,813	4/30/12	2,775	-
Indian Rupee	JPHQ	Buy	964,000	20,467	4/30/12	401	-
Indian Rupee	JPHQ	Buy	60,155,900	1,279,913	5/04/12	21,725	-
Euro	DBAB	Sell	200,000	281,492	5/10/12	-	(3,943)
Euro	DBAB	Sell	1,856,000	2,603,597	5/16/12	-	(44,872)
Japanese Yen	MSCO	Sell	211,800,000	2,637,034	5/17/12	-	(127,247)
Singapore Dollar	MSCO	Buy	2,682,949	2,164,000	5/18/12	69,006	-
Euro	DBAB	Sell	1,881,324	2,613,536	5/25/12	-	(70,513)
Indian Rupee	DBAB	Buy	1,843,000	38,621	6/01/12	1,135	-
Indian Rupee	HSBC	Buy	2,130,000	45,118	6/04/12	815	-

Counterparty	Collateral Posted (Received)
BOFA	$ 99,990
CITI	309,969
DBAB	(584,991)
FBCO	(599,940)
JPHQ	(320,000)
MSCO	(539,946)
UBSW	(53,455)
Total collateral for credit default swaps	$ (1,688,373)

[b]In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

[c]Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

[d]The fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

ABBREVIATIONS

Counterparty

BOFA - Bank of America Corp.
BZWS - Barclays Bank, PLC
CITI - Citigroup, Inc.
DBAB - Deutsche Bank AG
FBCO - Credit Suisse Group AG
GSCO - The Goldman Sachs Group, Inc.
HSBC - HSBC Bank USA, NA.
JPHQ - JP Morgan Chase & Co.
MSCO - Morgan Stanley
UBSW UBS AG

Currency

AUD - Australian Dollar
BRL - Brazilian Real
EUR - Euro
GBP - British Pound
IDR - Indonesian Rupiah
ILS - New Israeli Shekel
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona

Selected Portfolio

CLO - Collateralized Loan Obligation
COP - Certificate of Participation
EDA - Economic Development Authority

Quarterly Statement ofInvestments

I See Notes to Statements ofInvestments.

Franklin Investors Securities Trust
Statement of Investments, July 31, 2011 (unaudited) (continued)

tRounds to less than 0.1% of net assets.
'The principal amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2011, the aggregate value of these securities was $13,192,624, representing 2.10% of net assets.
C The coupon rate shown represents the rate at period end.
d A portion or all of the security purchased on a delayed delivery basis.
e Principal amount is stated in 1,000 Brazilian Real Units.
fRedemption price at maturity is adjusted for inflation.
9 Principal amount of security is adjusted for inflation.
hThe security is traded on a discount basis with no stated coupon rate.
i Investment is through participation in a joint account with other funds managed by the investment manager or an affiliate of the investment manager. At July 31, 2011, all repurchase agreements had been entered into on July 29, 2011.

At July 31,2011, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	JPHQ	Buy	870,254,700	$ 1,681,652	8/18/11	$ 215,210	$ -
Chilean Peso	JPHQ	Buy	289,219,000	558,069	8/19/11	72,243	-
Euro	MSCO	Sell	19,800,000	27,344,592	11/10/11	-	(1,041,283)
Chilean Peso	DBAB	Buy	2,927,500,000	5,842,964	4/02/12	365,096	-
Indian Rupee	DBAB	Buy	110,401,000	2,329,627	6/20/12	46,982	-
Euro	DBAB	Sell	1,200,000	1,711,920	8/02/12	16,350	-
	Unrealized appreciation (depreciation)					715,881	(1,041,283)
	Net unrealized appreciation (depreciation)						$ (325,402)

ABBREVIATIONS

Counterparty

DBAB - Deutsche Bank AG
JPHQ - JP Morgan Chase & Co.
MSCO - Morgan Stanley

Currency

AUD - Australian Dollar
BRL - Brazilian Real
EUR - Euro
KRW - South Korean Won
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PLN - Polish Zloty
SEK - Swedish Krona

Selected Portfolio

ETF - Exchange Traded Fund
L/C - Letter of Credit

Franklin Investors Securities Trust
Statement of Investments, July 31, 2011 (unaudited) (continued)

REIT - Real Estate Investment Trust
SPDR - S&P Depositary Receipt

Quarterly Statement ofInvestments

I See Notes to Statements ofInvestments.

[e]HSBC Finance Corp., senior sub. bond, 144A, 6.676%, 1/15/21	United States	7,500,000		7,959,637
International Lease Finance Corp., senior note,				
6.625%, 11/15/13	United States	8,500,000		8,882,500
R, 5.625%, 9/20/13	United States	15,500,000		15,868,125
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	10,000,000	EUR	10,043,483
JPMorgan Chase & Co.,				
6.30%, 4/23/19	United States	7,500,000		8,650,282
[f]FRN, 1.053%, 1/24/14	United States	6,800,000		6,794,125
[h]junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States	6,500,000		6,991,017
senior note, 4.25%, 10/15/20	United States	9,000,000		8,997,480
JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17	United States	3,000,000		3,386,556
JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37	United States	4,000,000		4,063,888
[e]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	5,900,000		6,366,867
Lazard Group, senior note, 6.85%, 6/15/17	United States	4,850,000		5,454,203
Merrill Lynch & Co. Inc., senior note, 6.875%, 4/25/18	United States	12,000,000		13,450,476
Moody's Corp., senior note, 5.50%, 9/01/20	United States	8,000,000		8,424,088
Morgan Stanley, senior note,				
6.00%, 4/28/15	United States	2,140,000		2,356,039
5.50%, 1/26/20	United States	10,000,000		10,388,970
5.50%, 7/28/21	United States	2,600,000		2,686,122
[f]FRN, 2.761%, 5/14/13	United States	4,250,000		4,334,273
				292,962,207
Energy 3.1%				
Anadarko Petroleum Corp., senior note,				
8.70%, 3/15/19	United States	4,100,000		5,384,833
6.45%, 9/15/36	United States	2,260,000		2,467,741
Canadian Natural Resources Ltd., 5.90%, 2/01/18	Canada	5,000,000		5,874,680
[e]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	3,000,000		2,700,000
Chesapeake Energy Corp., senior note,				
6.625%, 8/15/20	United States	3,300,000		3,580,500
6.125%, 2/15/21	United States	500,000		523,125
[e]CNPC HK Overseas Capital Ltd., senior note, 144A, 5.95%, 4/28/41	China	5,700,000		6,073,920
[e]ENI SpA, senior note, 144A, 4.15%, 10/01/20	Italy	7,700,000		7,402,249
Ensco PLC, senior note, 4.70%, 3/15/21	United Kingdom	7,000,000		7,318,745
Enterprise Products Operating LLC,				
[f]junior sub. note, FRN, 7.034%, 1/15/68	United States	2,500,000		2,637,785
senior note, 5.20%, 9/01/20	United States	10,000,000		10,959,080
[e]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,700,000		2,720,250
[e]Gaz Capital SA, 144A, 6.212%, 11/22/16	Luxembourg	2,800,000		3,083,640
Hess Corp., 7.125%, 3/15/33	United States	500,000		612,640
Kinder Morgan Inc., senior note, 5.15%, 3/01/15	United States	7,000,000		7,367,500
[e]LUKOIL International Finance BV, 144A, 6.656%, 6/07/22	Russia	4,100,000		4,392,330
Plains All American Pipeline LP, senior note, 5.75%, 1/15/20	United States	5,000,000		5,556,520
[e]SandRidge Energy Inc., senior note, 144A, 9.875%, 5/15/16	United States	3,000,000		3,345,000
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000		635,903
Valero Energy Corp., senior note, 9.375%, 3/15/19	United States	9,000,000		11,820,510
Weatherford International Ltd., 7.00%, 3/15/38	United States	3,400,000		3,948,029
[e]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	10,000,000		10,821,810
				109,226,790
Food & Staples Retailing 0.8%				
CVS Caremark Corp., senior note, 5.75%, 6/01/17	United States	1,200,000		1,392,931
The Kroger Co.,				
6.15%, 1/15/20	United States	2,500,000		2,962,268
senior note, 5.00%, 4/15/13	United States	275,000		292,909
Rite Aid Corp., senior secured note,				
9.75%, 6/12/16	United States	1,500,000		1,668,750
8.00%, 8/15/20	United States	2,000,000		2,225,000
[e]Sigma Alimentos SA, senior note, 144A, 5.625%, 4/14/18	Mexico	7,200,000		7,467,948
[e]Wm. Wrigley Jr. Co., senior secured note, 144A, 3.05%, 6/28/13	United States	4,600,000		4,708,367
[e]Woolworths Ltd., senior note, 144A, 4.00%, 9/22/20	Australia	7,000,000		7,067,592
				27,785,765
Food, Beverage & Tobacco 1.6%				
Altria Group Inc., senior note, 9.70%, 11/10/18	United States	8,500,000		11,476,020
Anheuser-Busch InBev Worldwide Inc., senior note, 7.75%, 1/15/19	Belgium	10,000,000		13,054,080

Franklin Investors Securities Trust

Statement of Investments, July 31, 2011 (unaudited) *(continued)*

DineEquity Inc., Term B-1 Loan, 4.25%, 10/19/17	United States	1,773,692	1,775,909
Revel AC Inc., Tranche B Term Loan, 9.00%, 2/17/17	United States	108,200	103,115
[d,j]Turtle Bay Holdings LLC,			
Term Loan A, PIK, 10.25%, 3/01/13	United States	1,605,704	1,573,589
Term Loan B, PIK, 3.00%, 2/09/15	United States	3,255,639	2,767,294
[k]Visant Corp. (Jostens), Term Loan B, 5.25%, 12/22/16	United States	8,469,319	8,421,645
			24,420,789
Diversified Financials 0.2%			
Asurion LLC, Second Lien Term Loan, 9.00%, 5/24/19	United States	294,800	297,421
[k]MoneyGram Payment Systems Worldwide Inc., Term Loan, 4.50%, 11/18/17	United States	1,911,966	1,915,551
MSCI Inc., Term Loan B, 3.75%, 3/09/17	United States	2,221,804	2,235,228
TransUnion LLC, Term Loan, 4.75%, 2/10/18	United States	3,307,854	3,316,124
			7,764,324
Food & Staples Retailing 0.2%			
SUPERVALU Inc., Term Loan B-2, 3.437%, 10/05/15	United States	7,092,241	7,011,566
Food, Beverage & Tobacco 0.2%			
Dean Foods Co., 2016 Tranche B Term Loan, 3.50%, 4/02/16	United States	481,504	467,661
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	6,594,431	6,574,410
			7,042,071
Health Care Equipment & Services 1.1%			
Bausch & Lomb Inc.,			
Delayed Draw Term Loan, 3.437%, 4/28/15	United States	1,178,183	1,171,626
Parent Term Loan, 3.437% - 3.496%, 4/28/15	United States	4,840,216	4,813,280
[k]Community Health Systems Inc., Extended Term Loan, 3.754%, 1/25/17	United States	12,943,379	12,654,172
DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	3,982,777	3,998,425
[k]HCA Inc.,			
Term Loan B-1, 4.50%, 11/18/13	United States	1,800,000	1,787,927
Tranche B-2 Term Loan, 3.496%, 3/31/17	United States	9,509,838	9,341,609
Universal Health Services Inc., New Tranche B Term Loan, 4.00%, 11/15/16	United States	7,335,780	7,360,230
			41,127,269
Materials 0.6%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	2,560,595	2,573,398
Anchor Glass Container Corp., Second Lien Term Loan, 10.00%, 9/02/16	United States	678,200	686,678
[k]Ashland Inc., Term Loan B, 5.00%, 8/23/18	United States	2,113,900	2,120,011
Consolidated Container Co. LLC, Second Lien Term Loan, 5.688%, 9/28/14	United States	193,370	176,773
Graham Packaging Co. LP, Term Loan C, 6.75%, 4/05/14	United States	1,171,143	1,174,393
Nalco Co.,			
Term Loan B-1, 4.50%, 10/05/17	United States	3,230,933	3,237,747
Term Loan C-1, 1.996%, 5/13/16	United States	237,635	237,338
Potters Holdings II LP, Second Lien Term Loan, 10.25%, 11/06/17	United States	35,378	36,218
Reynolds Group Holdings Inc.,			
Tranche B Term Loan, 4.25%, 2/09/18	United States	1,884,157	1,873,166
Tranche C Term Loan, 7.50%, 8/09/18	United States	2,855,400	2,828,631
Rockwood Specialties Group Inc., Term Loan, 3.75%, 2/10/18	United States	5,107,107	5,138,628
Walter Energy Inc., B Term Loan, 4.00%, 4/01/18	United States	1,952,925	1,956,915
			22,039,896
Media 0.3%			
Clear Channel Communications Inc.,			
Tranche A Term Loan, 3.587%, 5/13/14	United States	257,669	231,534
Tranche B Term Loan, 3.837%, 1/29/16	United States	795,875	665,948
CSC Holdings Inc. (Cablevision),			
Incremental Term Loan B-2, 1.937%, 3/29/16	United States	995,059	990,140
Incremental Term Loan B-3, 1.937%, 3/29/16	United States	1,697,111	1,680,493
Hubbard Radio LLC, Second Lien Term Loan, 8.75%, 4/29/18	United States	121,768	123,746
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	3,030,582	1,931,996
Summit Entertainment LLC, Term Loan, 7.50%, 9/07/16	United States	909,431	903,179
[k]TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	2,575,033	2,583,080
Univision Communications Inc., Extended First Lien Term Loan, 4.437%, 3/31/17	United States	715,002	680,995
UPC Financing Partnership, Term Loan T, 3.686%, 12/31/16	Netherlands	1,362,232	1,362,659
			11,153,770
Pharmaceuticals, Biotechnology & Life Sciences 0.3%			
[k]Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	2,435,168	2,440,113

Franklin Investors Securities Trust

Statement of Investments, July 31, 2011 (unaudited) *(continued)*

senior note, 6.375%, 7/15/19	Poland	4,500,000		5,154,705
Strip, 7/25/13	Poland	21,500,000	PLN	7,071,255
Government of Russia,				
[e]144A, 7.50%, 3/31/30	Russia	4,884,655		5,842,047
[g]senior bond, Reg S, 7.50%, 3/31/30	Russia	8,061,800		9,641,913
Government of South Africa,				
6.875%, 5/27/19	South Africa	2,680,000		3,244,140
senior note, 6.50%, 6/02/14	South Africa	195,000		220,170
senior note, 5.875%, 5/30/22	South Africa	3,115,000		3,526,476
Government of Sri Lanka,				
A, 6.90%, 8/01/12	Sri Lanka	2,200,000	LKR	20,008
A, 8.50%, 1/15/13	Sri Lanka	61,500,000	LKR	569,159
A, 13.50%, 2/01/13	Sri Lanka	71,700,000	LKR	709,058
A, 7.00%, 3/01/14	Sri Lanka	8,480,000	LKR	75,697
A, 11.25%, 7/15/14	Sri Lanka	212,700,000	LKR	2,103,044
A, 11.75%, 3/15/15	Sri Lanka	1,400,000	LKR	14,181
A, 6.50%, 7/15/15	Sri Lanka	35,020,000	LKR	301,355
A, 11.00%, 8/01/15	Sri Lanka	241,800,000	LKR	2,409,298
A, 6.40%, 8/01/16	Sri Lanka	19,900,000	LKR	167,224
B, 6.60%, 6/01/14	Sri Lanka	8,600,000	LKR	75,682
[h]B, 6.40%, 10/01/16	Sri Lanka	9,200,000	LKR	77,043
Government of Sweden, 5.50%, 10/08/12	Sweden	292,210,000	SEK	48,386,496
Government of the Hellenic Republic, 4.50%, 5/20/14	Greece	13,000,000	EUR	11,210,395
Government of the Philippines, senior bond,				
5.75%, 2/21/12	Philippines	26,900,000	PHP	647,002
5.25%, 1/07/13	Philippines	46,840,000	PHP	1,127,663
8.75%, 3/03/13	Philippines	85,200,000	PHP	2,156,590
R3-7, 5.25%, 9/24/12	Philippines	5,440,000	PHP	131,525
[e]Government of Ukraine, senior note, 144A, 7.95%, 2/23/21	Ukraine	2,370,000		2,508,171
Government of Venezuela, 10.75%, 9/19/13	Venezuela	715,000		726,619
[e]Government of Vietnam, 144A,				
6.875%, 1/15/16	Vietnam	150,000		160,332
6.75%, 1/29/20	Vietnam	5,120,000		5,376,000
Korea Treasury Bond,				
5.25%, 9/10/12	South Korea	1,800,000,000	KRW	1,735,684
5.25%, 3/10/13	South Korea	168,330,000	KRW	163,219
senior bond, 4.00%, 6/10/12	South Korea	66,020,010,000	KRW	62,764,841
senior bond, 4.25%, 12/10/12	South Korea	20,600,000,000	KRW	19,657,472
senior bond, 3.00%, 12/10/13	South Korea	3,280,000,000	KRW	3,051,800
New South Wales Treasury Corp.,				
6.00%, 5/01/12	Australia	27,370,000	AUD	30,368,248
5.50%, 8/01/13	Australia	930,000	AUD	1,038,216
Nota Do Tesouro Nacional,				
10.00%, 1/01/12	Brazil	22,500[o]	BRL	14,354,096
10.00%, 1/01/13	Brazil	23,250[o]	BRL	14,483,246
[p]Index Linked, 6.00%, 5/15/15	Brazil	840[o]	BRL	1,091,732
[e]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	Peru	1,016,676		832,293
Queensland Treasury Corp.,				
6.00%, 8/14/13	Australia	7,410,000	AUD	8,367,168
senior note, 6.00%, 8/21/13	Australia	1,680,000	AUD	1,889,751
United Kingdom Treasury Bond, 5.00%, 3/07/12	United Kingdom	15,106,000	GBP	25,464,988
Western Australia Treasury Corp.,				
5.50%, 7/17/12	Australia	3,150,000	AUD	3,487,680
8.00%, 6/15/13	Australia	1,970,000	AUD	2,294,381
Total Foreign Government and Agency Securities (Cost $417,875,451)				463,749,122
U.S. Government and Agency Securities 18.1%				
Morgan Stanley, senior note, FDIC Guaranteed, 1.95%, 6/20/12	United States	500,000		507,523
U.S. Treasury Bond,				
3.875%, 2/15/13	United States	30,000,000		31,640,640
4.50%, 2/15/16	United States	18,000,000		20,700,000
6.50%, 11/15/26	United States	5,000,000		6,772,655
6.375%, 8/15/27	United States	29,000,000		38,968,750
5.375%, 2/15/31	United States	22,000,000		26,819,386
5.00%, 5/15/37	United States	1,685,000		1,944,859

GNMA, 2.375%, 1/20/23	United States	33,203	34,367
			107,867
Government National Mortgage Association (GNMA) Fixed Rate 0.2%			
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	1,531,122	1,713,232
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	249,302	282,366
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	107,948	126,235
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	301,053	349,447
GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17	United States	96,308	109,135
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	2,741	3,301
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	21,390	23,991
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	2,608,323	2,932,428
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	122,958	144,519
GNMA II SF 30 Year, 8.00%, 5/20/27 - 7/20/27	United States	187,477	211,863
			5,896,517
Total Mortgage-Backed Securities (Cost $723,072,883)			741,967,515
Municipal Bonds 6.3%			
California State GO, Various Purpose,			
6.00%, 4/01/38	United States	15,000,000	16,201,200
6.00%, 11/01/39	United States	2,385,000	2,569,361
Refunding, 6.00%, 3/01/33	United States	15,500,000	17,115,565
Refunding, NATL Insured, 4.50%, 12/01/32	United States	4,350,000	4,034,756
Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	4,205,000	4,156,600
California State Judgement Trust COP, 1.616%, 6/01/15	United States	4,510,000	4,170,893
California State Public Works Board Lease Revenue, Various Capital Projects, Series I, 6.125%, 11/01/29	United States	3,600,000	3,848,004
Chicago Transit Authority Sales And Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	904,736
Chicago Waterworks Revenue, second lien, Refunding, 5.25%, 11/01/38	United States	5,000,000	5,017,500
Citizens Property Insurance Corp. Revenue, High-Risk Account, Senior Secured, Series A-1, Assured Guaranty, 4.50%, 6/01/14	United States	11,300,000	12,014,838
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	769,002
Illinois State GO, 5.877%, 3/01/19	United States	9,200,000	9,750,896
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, BHAC Insured, 5.25%, 9/01/42	United States	1,015,000	1,035,036
King County Sewer Revenue, 5.125%, 1/01/41	United States	21,300,000	22,145,610
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26	United States	565,000	613,952
Metropolitan Water District of Southern California Waterworks Revenue, Authorization, Series C, 4.75%, 7/01/36	United States	4,600,000	4,643,930
ᵉNew York City IDA, 144A, 11.00%, 3/01/29	United States	700,000	862,848
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Refunding, Series EE,			
5.375%, 6/15/43	United States	9,300,000	9,842,934
5.50%, 6/15/43	United States	9,300,000	9,930,633
New York City Transitional Finance Authority Revenue, sub. bond, Future Tax Secured, Series C, 5.00%, 11/01/39	United States	23,300,000	23,923,042
Poway USD, GO, Election of 2008, ID No. 2007-1, Series A, zero cpn.,			
8/01/27	United States	1,150,000	441,911
8/01/30	United States	1,150,000	351,417
8/01/32	United States	1,440,000	373,666
8/01/33	United States	760,000	181,427
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., Series A, 5.50%, 8/01/42	United States	23,110,000	23,265,761
Salt River Project Agricultural Improvement and Power District Electric System Revenue, Series A, 5.00%, 1/01/38	United States	2,100,000	2,150,778
San Bernardino Community College District GO, Election of 2002, Series C, AGMC Insured, 5.00%, 8/01/27	United States	10,800,000	11,234,916
San Francisco City and County GO, Build America Bonds, 5.93%, 6/15/28	United States	4,600,000	4,983,134
San Marcos PFA Tax Allocation Revenue, Project Areas No. 2 & 3 Financing Project, Series C, BHAC Insured, 5.00%, 8/01/38	United States	10,100,000	9,894,768
Southwest Higher Education Authority Revenue, Southern Methodist University Project, 5.00%, 10/01/41	United States	16,035,000	16,400,758
Tulare Sewer Revenue, Build America Bonds, Series B, AGMC Insured, 8.75%, 11/15/44	United States	2,895,000	3,116,583
Total Municipal Bonds (Cost $209,483,540)			225,946,455

At July 31, 2011, the Fund had the following financial futures contracts outstanding. See Note 3.

Financial Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury 2 Year Note	Long	705	$ 155,044,922	9/30/11	$ 758,315	$ -
U.S. Treasury 5 Year Note	Long	2,010	244,105,078	9/30/11	6,091,069	-
Unrealized appreciation (depreciation)					6,849,384	-
Net unrealized appreciation (depreciation)					$ 6,849,384	

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	633,667	$ 830,737	8/08/11	$ -	$ (79,861)
Euro	DBAB	Sell	14,200,000	18,744,000	8/11/11	-	(1,660,468)
Euro	MSCO	Sell	1,411,000	1,806,489	8/15/11	-	(220,845)
Euro	DBAB	Sell	1,624,000	2,082,666	8/16/11	-	(250,656)
Euro	DBAB	Sell	471,200	603,456	8/18/11	-	(73,522)
Euro	DBAB	Sell	2,355,122	3,022,493	8/23/11	-	(360,760)
Euro	DBAB	Sell	1,291,295	1,658,217	8/25/11	-	(196,712)
Euro	BZWS	Sell	101,400	128,322	8/25/11	-	(17,338)
Euro	MSCO	Sell	955,724	1,209,765	8/26/11	-	(163,090)
Euro	JPHQ	Sell	3,155,000	3,986,974	8/29/11	-	(544,720)
Euro	JPHQ	Sell	290,999	367,386	8/29/11	-	(50,591)
Malaysian Ringgit	JPHQ	Buy	12,560,000	3,932,989	8/29/11	292,228	-
Euro	DBAB	Sell	13,620,000	17,337,034	8/30/11	-	(2,225,570)
Philippine Peso	JPHQ	Buy	566,370,000	12,180,000	9/01/11	1,220,925	-
British Pound	DBAB	Sell	236,500	374,332	10/03/11	-	(13,603)
British Pound	DBAB	Buy	236,500	374,900	10/03/11	13,035	-
Philippine Peso	HSBC	Buy	35,897,000	796,543	10/04/11	50,233	-
Philippine Peso	DBAB	Buy	44,751,000	994,555	10/04/11	61,078	-
Euro	DBAB	Sell	18,255,238	24,966,502	10/05/11	-	(1,228,835)
Philippine Peso	DBAB	Buy	53,504,000	1,194,739	10/05/11	67,262	-
Philippine Peso	HSBC	Buy	53,517,000	1,195,697	10/05/11	66,611	-
Philippine Peso	JPHQ	Buy	14,135,000	315,767	10/06/11	17,607	-
Indian Rupee	DBAB	Buy	622,168,250	13,400,135	10/07/11	491,943	-
Philippine Peso	DBAB	Buy	43,922,000	987,322	10/07/11	48,493	-
Philippine Peso	CITI	Buy	17,580,000	397,486	10/11/11	16,964	-
Philippine Peso	JPHQ	Buy	17,535,000	395,833	10/11/11	17,556	-
Philippine Peso	DBAB	Buy	35,146,000	793,740	10/11/11	34,830	-
Philippine Peso	HSBC	Buy	35,213,000	793,998	10/11/11	36,152	-
Philippine Peso	DBAB	Buy	10,465,000	237,485	10/12/11	9,208	-
Euro	DBAB	Sell	496,119	686,182	10/13/11	-	(25,579)
Philippine Peso	JPHQ	Buy	39,005,000	880,176	10/13/11	39,215	-
Philippine Peso	HSBC	Buy	17,449,000	393,040	10/13/11	18,252	-
Euro	HSBC	Sell	267,000	371,183	10/17/11	-	(11,832)
Japanese Yen	DBAB	Sell	879,763,200	10,870,668	10/28/11	-	(574,825)
Euro	DBAB	Sell	14,185,000	19,444,798	10/31/11	-	(896,511)

Euro	DBAB	Sell	1,178,000	1,648,258	11/09/11	-	(40,602)
Japanese Yen	BZWS	Sell	857,065,000	10,603,303	11/10/11	-	(548,842)
Euro	UBSW	Sell	888,264	1,203,242	11/17/11	-	(69,969)
Japanese Yen	UBSW	Sell	2,236,935,360	27,167,056	11/17/11	-	(1,942,726)
Euro	DBAB	Sell	1,552,686	2,074,000	11/28/11	-	(150,940)
Euro	DBAB	Sell	1,460,625	1,947,276	12/15/11	-	(144,824)
British Pound	DBAB	Sell	300,000	471,810	12/16/11	-	(19,875)
British Pound	DBAB	Buy	84,000	132,954	12/16/11	4,718	-
Euro	BZWS	Sell	6,429,000	8,312,697	1/13/12	-	(888,865)
Philippine Peso	JPHQ	Buy	76,351,000	1,734,265	1/13/12	53,257	-
Philippine Peso	HSBC	Buy	12,250,000	278,517	1/17/12	8,197	-
Euro	CITI	Sell	2,584,200	3,494,174	1/27/12	-	(203,158)
Euro	DBAB	Sell	2,367,500	3,201,523	1/27/12	-	(185,767)
Chilean Peso	MSCO	Buy	6,402,537,600	12,840,000	2/02/12	830,964	-
Japanese Yen	DBAB	Sell	1,337,253,120	16,387,906	2/02/12	-	(1,032,564)
Indonesian Rupiah	JPHQ	Sell	165,697,000,000	18,555,095	2/06/12	-	(442,497)
Indonesian Rupiah	JPHQ	Buy	380,400,000,000	39,596,128	2/06/12	4,017,722	-
Chilean Peso	BZWS	Buy	1,862,800,000	3,780,032	2/13/12	192,467	-
Euro	DBAB	Sell	961,785	1,300,285	2/14/12	-	(75,184)
Malaysian Ringgit	DBAB	Buy	21,721,000	7,029,450	2/17/12	184,550	-
Euro	DBAB	Sell	13,817,979	19,028,739	3/12/12	-	(719,730)
Euro	DBAB	Buy	7,656,845	10,778,541	3/12/12	164,519	-
Euro	DBAB	Sell	1,976,070	2,740,612	3/16/12	-	(83,288)
Singapore Dollar	HSBC	Buy	3,390,000	2,656,823	3/19/12	163,242	-
Singapore Dollar	JPHQ	Buy	4,247,000	3,320,823	3/19/12	212,161	-
Singapore Dollar	DBAB	Buy	2,965,200	2,324,426	3/19/12	142,258	-
Chilean Peso	JPHQ	Buy	824,603,750	1,655,000	3/21/12	96,057	-
Singapore Dollar	HSBC	Buy	2,551,000	1,992,268	3/21/12	129,886	-
Singapore Dollar	DBAB	Buy	3,192,500	2,490,444	3/21/12	165,368	-
Euro	DBAB	Sell	10,098,018	14,073,607	3/29/12	-	(352,405)
Euro	DBAB	Sell	9,294,596	12,975,070	3/30/12	-	(302,854)
Indian Rupee	DBAB	Buy	16,152,000	344,760	4/11/12	5,702	-
Indian Rupee	DBAB	Buy	34,636,000	741,988	4/13/12	9,342	-
Chilean Peso	MSCO	Buy	630,480,000	1,280,813	4/16/12	54,048	-
Indian Rupee	JPHQ	Buy	23,264,000	497,094	4/16/12	7,357	-
Indian Rupee	JPHQ	Buy	22,836,000	485,047	4/18/12	9,996	-
Australian Dollar	MSCO	Buy	4,821,540	4,855,484	4/19/12	271,811	-
Indian Rupee	DBAB	Buy	8,029,000	169,998	4/19/12	4,034	-
Indian Rupee	JPHQ	Buy	11,408,000	242,105	4/19/12	5,168	-
Norwegian Krone	MSCO	Buy	111,314,858	20,174,141	4/19/12	143,562	-
Chilean Peso	MSCO	Buy	564,920,000	1,141,253	4/20/12	54,258	-
Indian Rupee	DBAB	Buy	16,221,000	344,468	4/26/12	6,825	-
Chilean Peso	JPHQ	Buy	562,321,000	1,140,379	4/27/12	48,674	-
Euro	UBSW	Sell	11,680,000	16,817,682	4/27/12	143,299	-
Indian Rupee	JPHQ	Buy	13,795,000	292,577	4/27/12	6,144	-
Chilean Peso	CITI	Buy	906,403,000	1,863,110	4/30/12	52,851	-
Indian Rupee	JPHQ	Buy	11,492,000	243,992	4/30/12	4,778	-
Indian Rupee	JPHQ	Buy	366,363,000	7,794,957	5/04/12	132,309	-
Singapore Dollar	MSCO	Buy	14,102,839	11,375,000	5/18/12	362,726	-
Euro	DBAB	Sell	585,912	818,109	5/21/12	-	(17,877)

Franklin Investors Securities Trust

Statement of Investments, July 31, 2011 (unaudited) *(continued)*

Euro	DBAB	Sell	4,703,311	6,533,839	5/25/12	-	(176,283)
Indian Rupee	DBAB	Buy	21,978,000	460,562	6/01/12	13,540	-
Indian Rupee	HSBC	Buy	25,398,000	537,979	6/04/12	9,719	-
Euro	DBAB	Sell	4,231,115	6,043,894	6/06/12	9,111	-
Indian Rupee	DBAB	Buy	16,189,000	341,396	6/07/12	7,599	-
Euro	DBAB	Sell	10,340,000	14,922,171	6/08/12	175,047	-
Indian Rupee	HSBC	Buy	4,321,000	91,760	6/08/12	1,380	-
Indian Rupee	DBAB	Buy	4,383,000	93,038	6/11/12	1,408	-
Indian Rupee	HSBC	Buy	10,910,000	231,635	6/13/12	3,404	-
Indian Rupee	DBAB	Buy	10,971,000	232,387	6/18/12	3,838	-
Indian Rupee	DBAB	Buy	9,993,000	210,867	6/20/12	4,253	-
Euro	DBAB	Sell	2,078,700	2,971,710	7/05/12	8,865	-
Euro	BZWS	Sell	8,373,330	11,866,683	8/01/12	-	(60,708)
British Pound	DBAB	Sell	236,500	372,724	10/01/12	-	(13,602)
British Pound	DBAB	Sell	236,500	370,596	10/01/13	-	(14,076)
British Pound	DBAB	Sell	4,636,500	7,228,304	10/01/14	-	(280,872)
Unrealized appreciation (depreciation)						10,428,006	(16,362,826)
Net unrealized appreciation (depreciation)							$ (5,934,820)

At July 31, 2011, the Fund had the following credit default swap contracts outstanding. See Note 3.

Credit Default Swap Contracts

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating
Contracts to Buy Protection									
Single Name									
AMR Corp.	GSCO	$ 2,000,000	5.00%	6/20/12	$ 54,930	$ 87,050	$ -	$ 141,980	
Belo Corp.	BOFA	1,000,000	5.00%	6/20/13	(40,802)	-	(31,416)	(72,218)	
Belo Corp.	CITI	5,450,000	5.00%	6/20/13	(187,888)	-	(205,703)	(393,591)	
Belo Corp.	DBAB	2,000,000	5.00%	6/20/13	(77,434)	-	(67,003)	(144,437)	
Belo Corp.	FBCO	4,000,000	5.00%	6/20/13	(172,176)	-	(116,699)	(288,875)	
Belo Corp.	GSCO	3,000,000	5.00%	6/20/13	(121,613)	-	(95,043)	(216,656)	
Caesar's Entertainment Operating Co. Inc.	CITI	2,000,000	5.00%	6/20/12	-	21,364	-	21,364	
Centex Corp.	FBCO	1,500,000	5.00%	9/20/12	(58,829)	-	(11,212)	(70,041)	
Centex Corp.	FBCO	7,795,000	5.00%	6/20/16	(954,453)	34,854	-	(919,599)	
Centex Corp.	GSCO	5,000,000	4.70%	9/20/12	-	-	(215,054)	(215,054)	
Citadel Finance Ltd.	FBCO	18,500,000	5.00%	12/20/11	(196,995)	18,981	-	(178,014)	
D.R. Horton Inc.	JPHQ	3,000,000	1.00%	6/20/16	181,837	18,519	-	200,356	
D.R. Horton Inc.	MSCO	5,000,000	1.00%	6/20/16	267,399	66,528	-	333,927	
Dynegy Holdings Inc.	FBCO	2,000,000	5.00%	6/20/12	36,620	112,843		149,463	
Eastman Kodak Co.	GSCO	2,000,000	5.00%	6/20/12	62,254	221,679	-	283,933	
HCA Inc.	GSCO	4,000,000	5.00%	6/20/12	(81,199)	-	(59,202)	(140,401)	
Government of the Hellenic Republic	DBAB	6,000,000	1.00%	6/20/14	1,747,599	1,485,571	-	3,233,170	
Government of the Hellenic Republic	UBSW	7,000,000	1.00%	6/20/14	2,809,766	962,265	-	3,772,031	
The Hertz Corp.	FBCO	2,950,000	5.00%	6/20/12	(37,911)	-	(74,353)	(112,264)	
Hilton Worldwide Inc.	CITI	2,000,000	5.00%	12/20/13	(79,850)	-	(8,607)	(88,457)	
Hilton Worldwide Inc.	FBCO	19,000,000	5.00%	12/20/13	(592,823)	-	(247,522)	(840,345)

Hilton Worldwide Inc.	GSCO	8,000,000	5.00%	12/20/13	(225,176)	-	(128,654)	(353,830)	
Intelsat SA	UBSW	10,000,000	5.00%	12/20/13	(716,714)	-	(106,353)	(823,067)	
International Lease Finance Corp.	CITI	8,500,000	5.00%	12/20/13	(312,152)	-	(120,071)	(432,223)	
International Lease Finance Corp.	GSCO	15,500,000	5.00%	9/20/13	(707,435)	-	(73,305)	(780,740)	
Kinder Morgan Inc.	DBAB	2,000,000	1.00%	3/20/15	72,268	-	(45,583)	26,685	
Kinder Morgan Inc.	JPHQ	5,000,000	1.00%	3/20/15	85,666	-	(18,952)	66,714	
Meritage Homes Corp.	FBCO	5,000,000	5.00%	3/20/15	(305,466)	-	(157,502)	(462,968)	
MGIC Investment Corp.	FBCO	5,250,000	5.00%	9/20/11	(15,783)	17,113	-	1,330	
Government of Ireland	FBCO	10,000,000	1.00%	6/20/16	2,408,502	936,862	-	3,345,364	
Government of Ireland	MSCO	10,000,000	1.00%	3/20/15	2,072,650	1,009,905	-	3,082,555	
RH Donnelley Inc.	JPHQ	1,600,000	5.00%	12/20/14	267,676	-	(9,981)	257,695	
RPM International Inc.	UBSW	12,000,000	5.00%	12/20/13	(1,245,696)	-	(12,307)	(1,258,003)	
Starwood Hotels and Resorts Worldwide Inc.	FBCO	3,000,000	5.00%	3/20/13	(163,215)	-	(51,919)	(215,134)	
Toll Brothers Finance Corp.	MSCO	3,910,000	5.00%	3/20/14	(303,483)	-	(84,696)	(388,179)	
Wendy's International Inc.	MSCO	18,401,000	5.00%	6/20/14	(1,782,575)	86,125	-	(1,696,450)	
Contracts to Sell Protection[e]									
Single Name									
Celanese Holdings LLC	FBCO	1,600,000	2.20%	3/20/16	-	24,452	-	24,452	BBB-
Celanese Holdings LLC	GSCO	1,600,000	2.20%	3/20/16	-	24,452	-	24,452	BBB-
Cinemark USA Inc.	FBCO	2,150,000	2.30%	3/20/16	-	24,235	-	24,235	BB
Government of Indonesia	DBAB	14,000,000	1.00%	3/20/16	(320,124)	179,223	-	(140,901)	BB+
Government of Indonesia	FBCO	9,300,000	1.00%	3/20/16	(210,729)	117,130	-	(93,599)	BB+
Government of Indonesia	MSCO	9,300,000	1.00%	3/20/16	(212,654)	119,056	-	(93,598)	BB+
Government of Indonesia	UBSW	9,300,000	1.00%	3/20/16	(208,802)	115,204	-	(93,598)	BB+
Government of Korea	GSCO	5,000,000	1.00%	3/20/16	(4,330)	11,145	-	6,815	A
Oshkosh Truck Corp.	FBCO	1,110,000	2.50%	9/20/11	832	73	-	905	BB+
Regal Cinemas Corp.	FBCO	2,000,000	2.35%	3/20/16	-	-	(8,316)	(8,316)	BB-
Traded Index									
CDX.NA.HY.8 Tranch USD.Sen.NR.	CITI	8,817,500	0.00%	6/20/12	(1,695,195)	-	(243,976)	(1,939,171)	Non Investment Grade
LCDX.NA.16	BZWS	6,000,000	2.50%	6/20/16	7,209	-	(37,209)	(30,000)	Non Investment Grade
LCDX.NA.16	GSCO	19,000,000	2.50%	6/20/16	-	-	(95,000)	(95,000)	Non Investment Grade
Unrealized appreciation (depreciation)						5,694,629	(2,325,638)		
Net unrealized appreciation (depreciation)						$ 3,368,991

Franklin Investors Securities Trust

Notes to Statements of Investments (unaudited)

1. ORGANIZATION

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine funds (Funds).

2. FINANCIAL INSTRUMENT VALUATION

The Funds' investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instnunent dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt and certain preferred securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market -based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivatives listed on an exchange are valued at the official closing price of the day. Repurchase agreements are valued at cost, which approximates market value.

Certain derivatives trade in the over-the-counter market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market -based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds' portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

3. DERIVATIVE FINANCIAL INSTRUMENTS

Certain funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Certain funds entered into financial futures contracts primarily to manage interest rate risk. A futures contract is an agreement between the fund and a counterparty to buy or sell an underlying financial instrunlent for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the fund. Subsequent payments, known as variation margin, are made or received by the fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Certain funds entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds' investment objectives.

Certain funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract (or other agreed upon amount) from the seller. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an umealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds' investment objectives.

Certain funds purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

The following funds have invested in derivatives during the period.

Franklin Equity Income Fund	Franklin Floating Rate Daily Access Fund	Franklin Limited Maturity U.S. Government Securities Fund
Cost of investments	$ 1,160,288,620	$ 2,816,975,526	$ 495,341,416
Unrealized appreciation	$ 171,903,035	$ 31,289,461	$ 6,800,042
Unrealized depreciation	(53,871,178)	(22,152,967)	(1,593,949)
Net unrealized appreciation (depreciation)	$ 118,031,857	$ 9,136,494	$ 5,206,093

	Franklin Low Duration Total Return Fund	Franklin Real Return Fund	Franklin Total Return Fund
Cost of investments	$ 611,891,844	$ 629,176,522	$ 3,929,978,158
Unrealized appreciation	$ 12,476,012	$ 31,340,863	$ 195,714,097
Unrealized depreciation	(2,621,712)	(3,900,488)	(25,734,694)
Net unrealized appreciation (depreciation)	$ 9,854,300	$ 27,440,375	$ 169,979,403

6. RESTRICTED SECURITIES

At July 31, 2011, the Franklin Convertible Securities Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount	Issuer	Acquisition Date	Cost	Value
$ 14,000,000	BearingPoint Liquidating Trust	12/31/09	$ 18,900	$ -

7. FT HOLDINGS CORPORATION I

The Franklin Total Return Fund invests in certain securities through its investment in FT Holdings Corporation I, a Delaware Corporation and a wholly-owned subsidiary (Subsidiary) of the fund. The Subsidiary has the ability to invest in securities consistent with the investment objective of the fund. At July 31, 2011, all Subsidiary investments are reflected in the fund's Statement of Investments.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical securities
- Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of July 31, 2011, in valuing the Funds' assets and liabilities carried at fair value:

The reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the nine months ended July 31, 2011, is as follows:

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements with the main objective to improve the accounting for repurchase agreements and other similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 is effective for interim and annual periods beginning after December 15,2011. The Funds are currently evaluating the impact, if any, of applying this provision.

In May 2011, FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15,2011. The Funds are currently evaluating the impact, if any, of applying this provision.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Statements of Investments and determined that no events have occurred that require disclosure.

For additional information on the Funds' significant accounting policies, please refer to the Funds' most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date September 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date September 27, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date September 27, 2011